RYDEX VARIABLE TRUST

                       ESSENTIAL PORTFOLIO AGGRESSIVE FUND
                      ESSENTIAL PORTFOLIO CONSERVATIVE FUND
                        ESSENTIAL PORTFOLIO MODERATE FUND

                    Supplement dated December 3, 2007 to the
                          Prospectus dated May 1, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS DATED MAY 1, 2007 (THE "PROSPECTUS") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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Effective  immediately,  the  Essential  Portfolio  Aggressive  Fund,  Essential
Portfolio Conservative Fund, and Essential Portfolio Moderate Fund (each an "Asset Allocation Fund" and collectively, the "Asset Allocation Funds") may invest in, and thus have indirect exposure to the risks of, the underlying funds listed below in addition to those underlying funds listed in the Prospectus.

FIXED INCOME FUNDS: Rydex Series Funds High Yield Strategy Fund

INTERNATIONAL EQUITY FUND: Rydex Series Funds International Rotation Fund

ALTERNATIVE INVESTMENTS FUND: Rydex Series Funds Managed Futures Strategy Fund

Please note that the Advisor may change each Asset Allocation Fund's asset class allocation, the underlying funds, or weightings without shareholder notice.

Accordingly, the following sections of the Prospectus have been revised as follows:

I.       ASSET ALLOCATION FUNDS - COMMON RISK/RETURN INFORMATION

         The "Asset Allocation Funds - Common Risk/Return Information" section is revised to reflect the risks applicable to the High Yield Strategy Fund, International Rotation Fund, and Managed Futures Strategy Fund as described below.

             o The "Commodity Risk" section is revised to include the Managed Futures Strategy Fund.

             o The "Counterparty Credit Risk" section is revised to include the High Yield Strategy Fund and the Managed Futures Strategy Fund.

             o The "Short Sales Risk" section is revised to include the International Rotation Fund and Managed Futures Strategy Fund.

             o The "Structured Note Risk" section is revised to include the Managed Futures Strategy Fund.

             o In addition, the following risks have been added to the "Asset Allocation Funds - Common Risk/Return Information" section and are applicable to the High Yield Strategy Fund, International Rotation Fund, and Managed Futures Strategy Fund as described below.

                           CREDIT RISK - Each of the Asset Allocation Funds may invest in the High Yield Strategy Fund. For the High Yield Strategy Fund, credit risk is the risk that the

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                           Fund could lose money if the issuer or guarantor of a
                           debt instrument becomes unwilling or unable to make timely principal and/or interest payments, or to
                           otherwise  meet  its   obligations.   Securities  are
                           subject to varying degrees of credit risk, which are sometimes reflected in credit ratings.

                           HIGH YIELD RISK - Below investment grade fixed income securities, or junk bonds, are high-yield, high risk securities and are considered speculative. The value of these securities often fluctuates in response to company, political, or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. Below investment grade fixed income securities generally pay higher yields (greater income) than investment in higher-quality securities; however, below investment grade securities involve greater risk to timely payment of principal and interest, including the possibility of default or bankruptcy of the issuers of the security. These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Each of the Asset Allocation Funds may invest in the High Yield Strategy Fund. The High Yield Strategy Fund seeks to correspond generally to the total return of the high yield bond market and thus an investment in the High Yield Strategy Fund will generally decline in value when the high yield bond market is losing value.

                           INTEREST RATE RISK - Each of the Asset Allocation Funds may invest in the High Yield Strategy Fund. The High Yield Strategy Fund's investment in financial instruments related to fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of financial instruments related to fixed income securities will generally decrease when interest rates rise, which may cause the value of the High Yield Strategy Fund, and thus the Asset Allocation Funds, to decrease. The prices of high yield bonds, unlike those of investment grade bonds, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The longer the portfolio's effective maturity and duration, the more the portfolio's share price is likely to react to interest rates.

                           LIQUIDITY RISK - Each of the Asset Allocation Funds may invest in the High Yield Strategy Fund and Managed Futures Strategy Fund. In certain circumstances, it may be difficult for the High Yield Strategy Fund or Managed Futures Strategy Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the High Yield Strategy Fund or Managed Futures Strategy Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the High Yield Strategy Fund's and/or Managed Futures Strategy Fund's portfolio, the ability of each Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments. For additional information about fair valuation, see "Calculating NAV" in the Prospectus.

II.      PRINCIPAL RISKS OF INVESTING IN THE FUNDS

         Under the heading "More Information About the Funds - Principal Risks of Investing in the Funds," the risk disclosure is revised to reflect the risks of the Funds as follows:

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             o    The High Yield  Strategy  Fund is subject to High Yield  Risk.
                  Therefore, the parenthetical following "High Yield Risk" is revised as follows:

                           HIGH YIELD RISK (HIGH YIELD STRATEGY FUND, INVERSE HIGH YIELD STRATEGY FUND, ABSOLUTE RETURN STRATEGIES FUND AND ASSET ALLOCATION FUNDS)

             o    The  High  Yield   Strategy  Fund  is  subject  to  Investment
                  Technique  Risk.   Therefore,   the  parenthetical   following
                  "Investment Technique Risk" is revised as follows:

                           INVESTMENT TECHNIQUE RISK (HIGH YIELD STRATEGY FUND, INVERSE HIGH YIELD STRATEGY FUND AND ASSET ALLOCATION FUNDS)

             o The Managed Futures Strategy Fund is subject to Tax Risk. Therefore, the parenthetical following "Tax Risk" is revised as follows:

                           TAX  RISK   (COMMODITIES   STRATEGY  FUND  AND  ASSET
                           ALLOCATION FUNDS)

III.     DESCRIPTION OF UNDERLYING FUNDS

         Because the Rydex Series Funds High Yield Strategy Fund, International Rotation Fund, and Managed Futures Strategy Fund are not described in the Prospectus, descriptions of each Fund are provided below. These summaries are qualified in their entirety by reference to the prospectus and SAI of the High Yield Strategy Fund, International Rotation Fund, and Managed Futures Strategy Fund, respectively, which may be requested by calling Rydex Client Services at 800.820.0888 or 301.296.5406, visiting www.rydexinvestments.com, or visiting the U.S. Securities and Exchange Commission's website at www.sec.gov.

         HIGH YIELD STRATEGY FUND - The High Yield Strategy Fund seeks to provide investment results that correlate to the performance of the high yield bond market.

         INTERNATIONAL ROTATION FUND - The International Rotation Fund seeks long term capital appreciation. The Fund seeks to achieve its investment objective by investing in exchange-traded funds and other financial instruments that provide exposure to, or closely correlate with, the performance of certain foreign countries included in the MSCI World ex-US Index (the "Index") and have the potential to generate returns, before fees and expenses, in excess to those of the Index. The Index is designed to measure global developed market equity performance, and currently includes securities from the following 22 developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

         MANAGED FUTURES STRATEGY FUND - The Managed Futures Strategy Fund seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund will invest substantially all of its net assets in commodity, currency and financial-linked instruments whose performance is expected to correspond to that of the underlying benchmark. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator(R) (the "underlying benchmark" or the "S&P DTI"). The S&P DTI is constructed using a rules-based strategy that targets particular risk and return characteristics of an asset class or segment of the market. The S&P DTI does not intend to passively represent the commodities market. Instead, the S&P DTI follows a quantitative methodology to track the prices of a diversified portfolio of 24 futures contracts ("components"). The components are grouped into sectors that are designed to reflect and track (price) trends while maintaining low volatility. The exposure of

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         the  components  is  divided   equally   (50%/50%)   between   tangible
         commodities   and   financials   in  order  to  increase  the  internal
         non-correlation among the components and to add liquidity to the investment. Commodity sector weights are based on generally known world production levels. Weightings of the financial sectors are based on, but not directly proportional to, gross domestic product (GDP).
         Components   of  each   sector   are   chosen   based  on   fundamental
         characteristics and liquidity. The methodology of the S&P DTI is designed with a focus on capturing both up and down price trends.
         Systematic rules are employed to establish a "long" or "short" component position. Sectors are rebalanced monthly; components are rebalanced annually.

         If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying benchmark. However, when the value of the underlying benchmark declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying benchmark.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EPVASUP-1-1207x0408

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